                                                                   EXHIBIT 10.56

                                                                  EXECUTION COPY




                                    THIRD AMENDMENT AND WAIVER dated as of July
                           19, 2001 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of February 14, 2001, as amended and restated as of March 30, 2001 (the "Credit Agreement"), as amended, among ALAMOSA HOLDINGS, INC. ("Superholdings"), ALAMOSA (DELAWARE), INC. ("Alamosa Delaware"), ALAMOSA HOLDINGS, LLC (the "Borrower" and, together with Superholdings and Alamosa Delaware, the "Alamosa Parties"), the Lenders party thereto (the "Lenders"), EXPORT DEVELOPMENT CORPORATION, as Co-Documentation Agent, FIRST UNION NATIONAL BANK, as Documentation Agent, TORONTO DOMINION (TEXAS), INC., as Syndication Agent, and CITICORP USA, INC., as Administrative Agent and Collateral Agent (the "Agent"); and Amendment to the First Amendment.

                  WHEREAS the Alamosa Parties have requested that certain provisions of the Credit Agreement be amended or waived, in the manner provided for in this Amendment, and the Required Lenders, Majority Term Lenders (as defined below) and each Term Lender party hereto are willing to agree to such amendments and waivers on the terms and conditions hereinafter set forth. For the purposes of this Amendment, the term "Majority Term Lenders" means, at any time, Term Lenders having Term Loans and unused Term Commitments representing more than 50% of the sum of the total outstanding Term Loans and unused Term Commitments at such time.


                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

                  2. Amendment to Credit Agreement. Section 5.16 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                    "SECTION 5.16. Delivery of Revised Business Plans. No later than October 1, 2001, Alamosa Delaware shall deliver to the Lenders a 10-year business plan of each of Alamosa Delaware and the Borrower, in form and substance satisfactory to the Required Lenders."

                  3. Waiver. Each of the undersigned Lenders hereby expressly waives, solely with respect to the borrowing on or prior to August 14, 2001 by the Borrower from Term Lenders that have not extended their Term Commitments pursuant to Section 4 of this Amendment of Term Loans in an aggregate principal amount equal to the lesser of $50,000,000 and the aggregate principal amount of Term Commitments due to expire on August 14, 2001 that have not been extended by the Term Lenders pursuant to this Amendment (i) any Default or Event of Default existing under the Credit Agreement as of the date hereof and (ii) the limitation on borrowing set forth in Section 4 of the Second Amendment dated as of June 7, 2001, among the Alamosa Parties, the Lenders party thereto and the Agent.

                  4. Extension of Term Commitments. (a) Each of the Term Lenders having a Term Commitment under the Credit Agreement that executes a separate signature block appearing on its signature page hereto set forth therein for such purpose agrees that the scheduled expiration of a portion of its Term Commitment on the six month anniversary of the Original Effective Date, as provided in Section 2.09(b) of the Credit Agreement, shall be automatically extended without any further action on the part of any Person to December 31, 2001.

                  (b) Notwithstanding the provisions of Section 2.02 of the Credit Agreement, the Majority Term Lenders hereby agree that (i) the Borrower may make a drawing of Term Loans pursuant to the waiver set forth in Section 3 above on a non-pro rata basis from the Term Lenders that have not extended their Term Commitments pursuant to this Section (which Term Loans shall be made by each non-extending Term Lender on a basis proportionate to its share of the non-extended Term Commitments) and (ii) any Borrowing, subsequent to a Borrowing pursuant to clause (i), by the Borrower of Term Loans up to the aggregate principal amount of the Term Commitments extended pursuant to this Section shall be drawn on a non-pro rata basis from the Term Lenders that have extended their Term Commitments pursuant to this Section (which Term Loans shall be made by each extending Term Lender on a basis proportionate to its share of the extended Term Commitments).

                  5. Effect of Amendments and Waiver. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Lenders, the Collateral Agent, the Syndication Agent, the Co-Documentation Agent, the Documentation Agent or the Administrative Agent under the Credit Agreement, as amended by this Amendment, or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended by this Amendment, or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Alamosa Parties to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended by this Amendment, or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement set forth herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents. Each of the Additional Security Agreements (as defined below) shall constitute a "Security Document" for all purposes of the Credit Agreement and the other Loan Documents.

                  6. Representations and Warranties. Each of the Alamosa Parties hereby represents and warrants to the Agent and the Lenders as of the date hereof as follows:

                  (a) No Default or Event of Default has occurred and is continuing.

                  (b) The execution, delivery and performance by the Alamosa Parties of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of each of the Alamosa Parties, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  (c) All representations and warranties of the Alamosa Parties contained in Article III of the Credit Agreement (other than representations or warranties expressly made only on and as of the Restatement Effective Date) are true and correct in all material respects as of the date hereof.

                  7. Effectiveness. (a) Other than with respect to (x) the waiver set forth in Section 3, which shall become effective immediately upon satisfaction of the conditions set forth in paragraph (b) below and (y) the amendment set forth in Section 4(a), which shall become effective with respect to each Term Lender executing a separate signature block appearing on its signature page hereto upon receipt by the Agent of counterparts hereof duly executed and delivered by the Alamosa Parties and such Term Lender, this Amendment shall become effective (the "Amendment Effective Date") only upon satisfaction of the following conditions prior to 7:00 p.m., Eastern Standard Time, on July 20, 2001:

                  (i) the Agent shall have received counterparts hereof duly executed and delivered by the Alamosa Parties, the Required Lenders and the Majority Term Lenders; and

                  (ii) the Borrower shall have paid an amendment fee to (x) each Lender without a Term Commitment that has delivered an executed counterpart of this Amendment to the Agent by the Amendment Effective Date and (y) each Lender with a Term Commitment that has delivered an executed counterpart of this Amendment, including a separate executed signature block on its signature page pursuant to which such Term Lender has agreed to extend its Term Commitment pursuant to Section 4 of this Amendment, to the Agent by the Amendment Effective Date, in each case equal to .125% of the aggregate amount of such Lender's Term Loans, Revolving Exposure and unutilized Commitments at such time (such payment to be made by wire transfer of immediately available funds to the Agent for the respective accounts of such Lenders).

                  (b) The waiver set forth in Section 3 shall become effective only upon satisfaction of the following conditions:

                  (i) the Agent shall have received counterparts hereof duly executed and delivered by the Alamosa Parties, the Required Lenders and Majority Term Lenders; and

                  (ii) (A) the Alamosa Parties and the Collateral Agent shall have entered into a security agreement and a blocked account agreement and such other instruments or documents as the Collateral Agent may reasonably request (the "Additional Security Agreements"), each in form reasonably satisfactory to the Collateral Agent; (B) pursuant to the Additional Security Agreements, the Borrower shall, simultaneously with the borrowing pursuant to the waiver set forth in Section 3 above, deposit the cash proceeds from the Term Loans borrowed pursuant to the waiver set forth in Section 3 above into an account with the Collateral Agent (or an Affiliate thereof designated by the Collateral Agent) governed by the blocked account agreement, which cash shall secure the Obligations (other than the Roberts Obligations, the Southwest Obligations and the WOW Obligations (each as defined in the Security Agreement)); and (C) the Additional
         Security Agreements shall provide that, so long as no Default or Event of Default shall have occurred and be continuing, upon presentment by the Borrower to the Collateral Agent from time to time after December 31, 2001 of paid invoices in form reasonably satisfactory to the Collateral Agent from third party vendors evidencing purchases on commercially reasonable terms by the Borrower (or a Subsidiary Loan Party) of additional Collateral to be used in the Wireless Telecommunications Business of the Borrower and its subsidiaries in which the Collateral Agent has a first priority perfected security interest under the Security Agreement, the Borrower may substitute such additional Collateral for cash on deposit in the blocked account and cash in an amount equal to such invoices shall be released to the Borrower from the blocked account (and the Collateral Agent shall be authorized and directed by the Lenders to take such action as may be necessary or advisable to release such funds).

                  8. Expenses. The Alamosa Parties, jointly and severally, agree to reimburse the Agent for its out_of_pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agent.

                  9. GOVERNING LAW; COUNTERPARTS. (a) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (b) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                              ALAMOSA HOLDINGS, INC.,

                                  By /s/ Kendall W. Cowan
                                     -------------------------------
                                     Name: Kendall W. Cowan
                                     Title:  Chief Financial Officer


                              ALAMOSA (DELAWARE), INC.,

                                  By /s/ Kendall W. Cowan
                                     -------------------------------
                                     Name: Kendall W. Cowan
                                     Title:  Chief Financial Officer


                              ALAMOSA HOLDINGS, LLC,

                                  By /s/ Kendall W. Cowan
                                     -------------------------------
                                     Name: Kendall W. Cowan
                                     Title:  Chief Financial Officer


                              CITICORP USA, INC., individually and as
                              Administrative Agent,


                                  By /s/ John P. Judge
                                     -------------------------------
                                     Name: John P. Judge
                                     Title: Vice President and Director

                                                               SIGNATURE PAGE to
                                            THIRD AMENDMENT, CONSENT AND WAIVER,
                                                       dated as of July 19, 2001
                                                        to ALAMOSA HOLDINGS, LLC
                                           AMENDED AND RESTATED CREDIT AGREEMENT




                         To approve the Third Amendment, Consent and Waiver:


                         Name of Institution:

                                By
                                  -----------------------
                                  Name:
                                  Title:




                         To approve the extension of the above-named institution's Term Commitment pursuant to
                         Section 4(a) of the Amendment:


                         By /s/ John P. Judge
                           ------------------------------
                           Name: John P. Judge
                           Title: Vice President and Director

                                                              SIGNATURE PAGE to
                                            THIRD AMENDMENT, CONSENT AND WAIVER,
                                                       dated as of July 19, 2001
                                                        to ALAMOSA HOLDINGS, LLC
                                           AMENDED AND RESTATED CREDIT AGREEMENT



                         To approve the Third Amendment, Consent and Waiver:


                         Name of Institution: COBANK, ACB
                                             ----------------------------------

                                           By /s/ Anita Youngblut
                                              ----------------------------
                                              Name:   Anita Youngblut
                                              Title:  Vice President




                         To approve the extension of the above-named institution's Term Commitment pursuant to
                         Section 4(a) of the Amendment:


                         By /s/ Anita Youngblut
                            -------------------------------------
                            Name:   Anita Youngblut
                            Title:  Vice President

                                                               SIGNATURE PAGE to
                                            THIRD AMENDMENT, CONSENT AND WAIVER,
                                                       dated as of July 19, 2001
                                                        to ALAMOSA HOLDINGS, LLC
                                           AMENDED AND RESTATED CREDIT AGREEMENT




                          To approve the Third Amendment, Consent and Waiver:


                          Name of Institution: THE BANK OF NOVA SCOTIA
                                              -----------------------------

                                            By  /s/ Stephen C. Levi
                                              -------------------------
                                              Name: Stephen C. Levi
                                              Title: Authorized Signatory




                          To approve the extension of the above-named institution's Term Commitment pursuant to
                          Section 4(a) of the Amendment:


                          By /s/ Stephen C. Levi
                             -----------------------------
                             Name: Stephen C. Levi
                             Title: Authorized Signatory

                                                               SIGNATURE PAGE to
                                            THIRD AMENDMENT, CONSENT AND WAIVER,
                                                       dated as of July 19, 2001
                                                        to ALAMOSA HOLDINGS, LLC
                                           AMENDED AND RESTATED CREDIT AGREEMENT




                            To approve the Third Amendment, Consent and Waiver:


                            Name of Institution: TORONTO DOMINION (TEXAS), INC.
                                                --------------------------------

                                              By /s/ Carolyn R. Faeth
                                                 --------------------------
                                                 Name:  Carolyn R. Faeth
                                                 Title:  Vice President




                            To approve the extension of the above-named institution's Term Commitment pursuant to
                            Section 4(a) of the Amendment:


                            By /s/ Carolyn R. Faeth
                              -------------------------------
                               Name:  Carolyn R. Faeth
                               Title:  Vice President

                                                               SIGNATURE PAGE to
                                            THIRD AMENDMENT, CONSENT AND WAIVER,
                                                       dated as of July 19, 2001
                                                        to ALAMOSA HOLDINGS, LLC
                                           AMENDED AND RESTATED CREDIT AGREEMENT




                 To approve the Third Amendment, Consent and Waiver:


                 Name of Institution: FIRST UNION NATIONAL BANK
                                     ----------------------------

                                   By /s/ Stephen G. Locke
                                     -----------------------
                                     Name:   Stephen G. Locke
                                     Title:  Assistant Vice President




                 To approve the extension of the above-named institution's Term Commitment pursuant to Section 4(a) of the Amendment:


                 By /s/ Stephen G. Locke
                    ----------------------------
                    Name:   Stephen G. Locke
                    Title:  Assistant Vice President

                                                               SIGNATURE PAGE to
                                            THIRD AMENDMENT, CONSENT AND WAIVER,
                                                       dated as of July 19, 2001
                                                        to ALAMOSA HOLDINGS, LLC
                                           AMENDED AND RESTATED CREDIT AGREEMENT




                     To approve the Third Amendment, Consent and Waiver:


                     Name of Institution: SOCIETE GENERALE
                                          ------------------------

                                       By /s/ John Sadik-Khan
                                          ------------------------
                                          Name:   John Sadik-Khan
                                          Title:  Managing Director




                     To approve the extension of the above-named institution's Term Commitment pursuant to Section 4(a) of the Amendment:


                     By /s/ John Sadik-Khan
                        -------------------------
                        Name:   John Sadik-Khan
                        Title:  Managing Director

                                                               SIGNATURE PAGE to
                                            THIRD AMENDMENT, CONSENT AND WAIVER,
                                                       dated as of July 19, 2001
                                                        to ALAMOSA HOLDINGS, LLC
                                           AMENDED AND RESTATED CREDIT AGREEMENT




              To approve the Third Amendment, Consent and Waiver:


              Name of Institution: IBM CREDIT CORP.
                                  ---------------------

                                By /s/ Thomas S. Curcio
                                   -----------------------
                                   Name: Thomas S. Curcio
                                   Title: Manager of Credit, Commercial and
                                          Specialty Financing




              To approve the extension of the above-named institution's Term Commitment pursuant to Section 4(a) of the Amendment:


              By /s/ Thomas S. Curcio
                 -----------------------
                 Name: Thomas S. Curcio
                 Title: Manager of Credit, Commercial and
                        Specialty Financing

                                                            SIGNATURE PAGE to
                                         THIRD AMENDMENT, CONSENT AND WAIVER,
                                                    dated as of July 19, 2001
                                                     to ALAMOSA HOLDINGS, LLC
                                        AMENDED AND RESTATED CREDIT AGREEMENT



                   To approve the Third Amendment, Consent and Waiver:


                   Name of Institution: FORTIS CAPITAL CORP.
                                       ---------------------------

                                     By  /s/ Colm Kelly
                                        --------------------------
                                        Name: Colm Kelly
                                        Title: Assistant Vice President




                   To approve the extension of the above-named institution's Term Commitment pursuant to Section 4(a) of the Amendment:


                   By  /s/ Colm Kelly
                      -----------------------
                      Name:   Colm Kelly
                      Title:  Assistant Vice President

                                                            SIGNATURE PAGE to
                                         THIRD AMENDMENT, CONSENT AND WAIVER,
                                                    dated as of July 19, 2001
                                                     to ALAMOSA HOLDINGS, LLC
                                        AMENDED AND RESTATED CREDIT AGREEMENT




          To approve the Third Amendment, Consent and Waiver:


          Name of Institution: GENERAL ELECTRIC CAPITAL CORPORATION
                               ---------------------------------------

                                     By   /s/ Brian P. Ward
                                        -------------------------
                                        Name:   Brian P. Ward
                                        Title:  Manager-Operations




          To approve the extension of the above-named institution's Term Commitment pursuant to Section 4(a) of the Amendment:


          By /s/ Brian P. Ward
             ----------------------
             Name:   Brian P. Ward
             Title:  Manager-Operations

                                                            SIGNATURE PAGE to
                                         THIRD AMENDMENT, CONSENT AND WAIVER,
                                                    dated as of July 19, 2001
                                                     to ALAMOSA HOLDINGS, LLC
                                        AMENDED AND RESTATED CREDIT AGREEMENT



                    To approve the Third Amendment, Consent and Waiver:


                    Name of Institution: EXPORT DEVELOPMENT CORPORATION
                                         --------------------------------


                                      By   /s/ Luisa Rebolledo
                                          ------------------------
                                          Name:   Luisa Rebolledo
                                          Title:  Loan Asset Manager

                                      By   /s/ Dan Kovacs
                                           -----------------------
                                           Name:   Dan Kovacs
                                           Title:  Loan Asset Manager




                    To approve the extension of the above-named institution's Term Commitment pursuant to Section 4(a) of the Amendment:


                    By   /s/ Luisa Rebolledo
                         ------------------------------
                         Name:   Luisa Rebolledo
                         Title:  Loan Asset Manager

                    By   /s/ Dan Kovacs
                         ------------------------------
                         Name:   Dan Kovacs
                         Title:  Loan Asset Manager

                                                             SIGNATURE PAGE to
                                          THIRD AMENDMENT, CONSENT AND WAIVER,
                                                     dated as of July 19, 2001
                                                      to ALAMOSA HOLDINGS, LLC
                                         AMENDED AND RESTATED CREDIT AGREEMENT




                           To approve the Third Amendment, Consent and Waiver:


                           Name of Institution: FRANKLIN FLOATING RATE TRUST
                                                ----------------------------
                                             By
                                               ------------------
                                               Name:
                                               Title:




                           To approve the extension of the above-named institution's Term Commitment pursuant to
                           Section 4(a) of the Amendment:


                           By
                              --------------------------
                              Name:
                              Title:

                                                              SIGNATURE PAGE to
                                            THIRD AMENDMENT, CONSENT AND WAIVER,
                                                       dated as of July 19, 2001
                                                        to ALAMOSA HOLDINGS, LLC
                                           AMENDED AND RESTATED CREDIT AGREEMENT




                     To approve the Third Amendment, Consent and Waiver:


                     Name of Institution: WESTDEUTSCHE LANDESBANK GIROZENTRALE
                                          --------------------------------------

                                       By /s/ Michael J. Wynne
                                          ----------------------
                                           Name:  Michael J. Wynne
                                           Title: Managing Director



                                       By /s/ Cyril Dervaloy
                                          ----------------------
                                           Name:  Cyril Dervaloy
                                           Title: Associate Director



                     To approve the extension of the above-named institution's Term Commitment pursuant to Section 4(a) of the Amendment:


                     By /s/ Michael J. Wynne
                        ----------------------------
                        Name:  Michael J. Wynne
                        Title: Managing Director




                      By /s/ Cyril Dervaloy
                         ----------------------
                          Name:  Cyril Dervaloy
                          Title: Associate Director